UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2021 (April 27, 2021)

WILLSCOT MOBILE MINI HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4646 E Van Buren St., Suite 400

Phoenix, Arizona 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase common stock(1)	WSCWW	OTC Markets Group Inc.
Warrants to purchase common stock(2)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the initial public offering of Double Eagle Acquisition Corp., the registrant’s legal predecessor company, in September 2015, which are exercisable for one-half of one share of the registrant’s common stock for an exercise price of $5.75.

(2) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 29, 2021, WillScot Mobile Mini Holdings Corp. (the “Company”) issued a press release announcing financial results for the first quarter ended March 31, 2021 and discussing the matters described under Item 4.02(a) hereof, a copy of which is attached as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 27, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, after considering the recommendation of the Company’s management and after discussions with Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company's legal advisors and the Company's valuation firm, concluded that the Company’s consolidated financial statements and other financial information for the years ended December 31, 2020, 2019 and 2018 and for each of the interim quarterly periods therein (the “Non-Reliance Period”) should no longer be relied upon and that the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 will be amended to restate the consolidated financial statements contained therein due to changes in accounting for certain previously issued warrants to conform with the SEC Staff Statement described below.

After consideration of the views expressed in the Securities and Exchange Commission (the “SEC”) Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) dated April 12, 2021 (the “SEC Staff Statement”) in which the SEC clarified its interpretation of certain generally accepted accounting principles related to certain contractual terms that are commonly included in warrants issued in connection with the initial public offerings of SPACs, the Company’s management became aware that the Company’s accounting for warrants in its consolidated financial statements for the Non-Reliance Period was inconsistent with the SEC Staff Statement. The SEC Staff Statement addressed certain accounting and reporting considerations related to warrants of a kind similar to those issued by the Company.

In 2015, Double Eagle Acquisition Corp. (“DEAC”), a SPAC and the Company’s predecessor, issued warrants to purchase 9,750,000 shares of its common stock in a private placement concurrently with its initial public offering (the “Private Warrants”). Each Private Warrant entitles the holder to purchase one half of one share of the Company’s common stock at a price of $5.75 per half share, subject to adjustment. If held by the original purchasers of the Private Warrants (or their permitted transferees), the Private Warrants may be exercised on a cashless basis and are not subject to redemption. Based on Accounting Standards Codification 815-40, Contracts in an Entity’s Own Equity, warrant instruments that do not meet the criteria to be considered indexed to an entity’s own stock shall be classified as liabilities at their estimated fair values. In periods subsequent to issuance, changes in the estimated fair values of the derivative instruments should be reported in the statement of operations. The Company had previously classified these warrants as equity consistent with common market practice which existed prior to the SEC Staff Statement.

In 2015, DEAC also issued warrants to purchase 25,000,000 shares of its common stock as components of units sold in its initial public offering (the "Public Warrants"). Each Public Warrant entitles the holder to purchase one half of one share of the Company's common stock at a price of $5.75 per half share, subject to adjustment. In 2018, the Company issued warrants to purchase 9,999,579 shares of its common stock to the former shareholders of ModSpace as part of that acquisition (the "2018 Warrants"). Each 2018 Warrant entitles the holder to purchase one share of the Company's common stock at a price of $15.50 per share, subject to potential adjustment. The Public Warrants and 2018 Warrants include a cash settlement feature that could arise in a certain event that is outside the control of the Company. The Company had previously classified these warrants as equity, consistent with common market practice, which existed prior to the SEC Staff Statement.

As a result of the above, the Company will restate its consolidated financial statements for the Non-Reliance Period to reflect the Private Warrants, Public Warrants and 2018 Warrants as liabilities with the associated gains or losses recognized as a result of the changes in fair values and extinguishment to correct this error. The Public Warrants were exercised, exchanged, redeemed, or extinguished by the end of the first quarter of 2020. The 2018 Warrants were reclassified to equity at June 30, 2020, the date all issued and outstanding shares of the Company's Class B common stock were cancelled. The Private Warrants will be considered warrant liabilities and subject to the accounting discussed above for all periods presented.

There have been no changes to the terms of the warrants or the Company’s operational performance indicators, GAAP metrics above Operating Income, non-GAAP metrics, or the Company’s capital structure as a result of this restatement.

The Company is working diligently with its auditors and an independent valuation firm to finalize the valuation of the Private Warrants, Public Warrants and 2018 Warrants and intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020, originally filed with the SEC on February 26, 2021, to conform to the interpretations in the SEC Staff Statement as soon as reasonably practicable. The relevant unaudited interim financial information for each of the quarters ended during the years ended December 31, 2020 and 2019 will also be restated in the Form 10-K/A. Accordingly, investors and others should not rely on the Company’s previously released financial statements and other financial information and disclosures for the Non-Reliance Period. Similarly, any previously furnished or filed reports, press releases, earnings releases, investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information for the Non-Reliance Period should not be relied upon.

The Company is assessing the implications of these issues on the Company's disclosure controls and procedures and internal control over financial reporting.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “plans,” “intends,” “may,” “will,” “should,” “shall,” “outlook,” and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements include statements relating the potential effects of the restatement on the Company's financial statements. These statements are only a prediction and actual events or results may differ materially from those in the forward-looking statements set forth herein. Readers are referred to the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for a discussion of these and other important risk factors concerning the Company. Any forward-looking statement speaks only at the date which it is made, and the Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.            Exhibit Description

99.1	Press Release, dated April 29, 2021, announcing the Company’s financial results for the first quarter ended March 31, 2021 and discussing the restatement of previously issued financial statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: April 29, 2021	By:	/s/ Christopher J. Miner

By: Christopher J. Miner
Title: Executive Vice President & Chief Legal Officer